SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 2, 2007
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                        0-50066                     48-1175170
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 (State or other            (Commission File Number)           (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)


610 Alamo Pintado Road, Solvang, California                                93463
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(Address of principal executive offices)                              (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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Table of Contents
Item 1.02.  Termination of a Material Agreement
SIGNATURE

Item 1.02 Termination of a Material Agreement.

On April 2, 2007, Harrington West Financial Group, Inc. (NASDAQ:HWFG) announced that its subsidiary, Los Padres Bank (LPB), had terminated its Portfolio Advisory and Interest Rate Risk Analysis Agreement (Agreement) with Smith Breeden Associates, Inc.(SBA), effective April 30, 2007. No termination fees are applicable to this action. Under the terms of the Agreement, SBA served as LPB's advisor with respect to the management of LPB's portfolio of investments and provided advice and reporting to assess and manage LPB's interest rate risk. Over the last two years, SBA has eliminated many of its bank consulting services and recently announced the discontinuation of its Rate Risk Analysis service to focus on its growing discretionary fixed income management business. As a result, over the last 90 days, LPB has been preparing for the implementation of the interest rate risk and investment management functions on an in-house basis and expects to have this transition completed in the June 2007 quarter.

On February 28, 2007, HWFG announced the appointment of John R. Mason as Chief Investment Officer and Director of Financial Analysis for HWFG and LPB. Prior to joining HWFG, Mr. Mason was most recently a portfolio manager for US Central, FCU, responsible for $1.5 billion in short duration fixed income portfolios, including mortgage backed, asset backed, commercial mortgage backed and other securities. Prior to this position, Mr. Mason was an investment management and banking consultant with SBA. Craig J. Cerny, HWFG's and LPB's Chairman of the Board and Chief Executive Officer, was a former Principal in SBA's Bank Advisory Group and member of SBA's Board of Directors and remains a shareholder in SBA. LPB is also in the process of securing interest rate risk management software and investment analysis tools.

LPB paid fees to SBA for its services under the Agreement of $405,000, $425,098 and $411,653 in 2006, 2005, and 2004, respectively. HWFG anticipates that the total annual operating cost of the in-house investment and interest rate risk management functions will be equal to or less than the average of the fees paid to SBA over the last 3 years.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     HARRINGTON WEST FINANCIAL GROUP, INC.


                                     By: /s/ Craig J. Cerny
                                         ---------------------------------------
                                         Craig J. Cerny
                                         Chairman of the Board and
                                         Chief Executive Officer


Date:    April 2, 2007.